SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report                      February 22, 2000
(Date of earliest event reported)  (February 22, 2000)

CTC COMMUNICATIONS GROUP, INC.
(Exact name of registrant as specified in its charter)
          Delaware                   0-27505            04-3469590
       (State or other jurisdiction (Commission         (IRS Employer
         of incorporation)          File Number)    Identification
No.)

          220 Bear Hill Rd., Waltham, Massachusetts         02451
        (Address of principal executive offices)          (Zip Code)

                               (781) 466-8080
 (Registrant's telephone number including area code)

 (Former name or former address if changed since last report)

Item 5.  Other Events

On February 22, 2000 the Registrant issued the following press release:

"CTC Communications Group Declares 3 for 2 Stock Split
-Management's Confidence in Steady and Continuing Growth Prompts Split-

WALTHAM, Mass., February 22, 2000-CTC Communications Group Inc. (NASDAQ:CPTL)-a rapidly expanding provider of state-of-the-art integrated communications solutions for medium-to-large enterprises in the Northeast United States - today announced that the Board of Directors has declared a three for two stock split. Each shareholder of record at the close of business on March 6, 2000 will receive one additional share for every two shares owned. The payable date will be on or about March 17, 2000.

Robert Fabbricatore, CTC's Chairman and CEO stated, "Steady growth in the price of the Company's common stock during the past six months is reflective of the rapid expansion of the Company as a facilities based provider of communications services. The decision to declare the stock split was based on the steady increase in revenues, continuing improvement in operating results and management's confidence that these trends should continue."

About CTC Communications
CTC is a rapidly growing, full-service Integrated Communications Provider
(ICP) delivering converged voice, data, Internet and video solutions to medium and larger business customers in the most robust telecommunications region in the world-the Washington D.C. to Boston corridor. Recently designated by Bloomberg Personal Finance Magazine as one of the top "one hundred fastest growing U.S. technology companies," CTC was serving more than 12,000 customers with 269,000+ access lines as of December 31, 1999. Central to the Company's performance and future growth is its Cisco-powered IP+ATM Integrated Communications Network (ICN) named IntelliNET(sm), which is deployed across 8 contiguous northeast states.

CTC markets its full portfolio of services through its 375 member sales and service representatives located in 28 branch offices throughout the New England States, New York, New Jersey and Maryland. The Company, through its dedicated commitment to exceptional customer service, has achieved an industry-leading market share in the northeast and an industry-leading monthly line retention rate in excess of 99 percent. CTC can be found on the worldwide web at www.ctcnet.com

The statements in this press release that relate to future plans, events or performance are forward-looking statements that involve risk and uncertainties that could cause actual results to differ materially from those reflected in the forward-looking statements including continued revenue growth and improvement in operating results. Readers are, accordingly, cautioned not to place undue reliance on these forward-looking statements, which speak only as to the date hereof. Additional information about these risks and uncertainties is set forth in the Company's most recent report on Form 10-Q. CTC undertakes no obligation to release publicly the results of any revisions to these forward-looking statements that may be made to reflect results, events or circumstances after the date hereof.

#	#	#
Contact: John Dinsmore			John Pittenger
Feldman Communications Inc.		CTC Communications
410-571-8900 (t) 				781-522-8731 (t)
JDFelCom@aol.com (e) 			Pitt@ctcnet.com
www.FeldmanCommunications.com 	www.ctcnet.com"

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                  CTC COMMUNICATIONS GROUP, INC.

                 By: /s/ John D. Pittenger
                 John D. Pittenger,
                 Executive Vice President, Finance and Administration

Dated:  February 22, 2000